UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 24, 2026
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001671520
JPMDB Commercial Mortgage Securities Trust 2016-C2
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013611
J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

New York	333-206361-03	38-3991426 38-3991427 38-7145128
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 834-6737
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

Pursuant to Section 7.01(d) of the pooling and servicing agreement, dated as of May 1, 2016 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC, as successor to Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP (“Argentic”), as successor to Midland Loan Services, A Division of PNC Bank, National Association (“Midland”), as special servicer, Torchlight Loan Services, LLC, as successor to Midland, as special servicer of the Quaker Bridge Mall Whole Loan, Computershare Trust Company, National Association, acting as an agent for Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuing entity known as JPMDB Commercial Mortgage Securities Trust 2016-C2 (the “Issuing Entity”), effective as of March 24, 2026 (the “Effective Date”), Argentic was removed as special servicer and Midland, a national banking association, was appointed as the successor special servicer (except with respect to the Quaker Bridge Mall Whole Loan, any Non-Serviced Mortgage Loans and any Excluded Loans).  In its capacity as special servicer, Midland will be responsible for the servicing and administration of the Specially Serviced Loans and REO Properties pursuant to the Pooling and Servicing Agreement (except with respect to the Quaker Bridge Mall Whole Loan, any Non-Serviced Mortgage Loans and any Excluded Loans), a copy of which was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on May 23, 2016.  The principal servicing office of Midland is located at 10851 Mastin Street, Building 82, Suite 300, Overland Park, Kansas 66210.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Depositor)

/s/ Harris Rendelstein
Harris Rendelstein, Executive Director

Date:  March 24, 2026